UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 13, 2023

TLGY ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41101	98-1603634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4001 Kennett Pike, Suite 302 Wilmington, DE	19807
(Address of principal executive offices)	(Zip Code)

(1) 302 - 803 - 6849

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001, and one-half of one redeemable warrant	TLGYU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	TLGY	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	TLGYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 9, 2023, TLGY Acquisition Corporation (the “Company”) received a written notice (the “Notice”) from the staff of Nasdaq Regulation of The Nasdaq Global Market (“Nasdaq”) indicating that the Company is not currently in compliance with Listing Rule 5450(a)(2) of the Nasdaq Stock Market LLC Rules (the “Listing Rules”), which requires the Company to maintain a minimum of 400 total shareholders on a continuous basis.

In accordance with Rule 5810-1(2)(a) of the Listing Rules, the Company has been provided a period of 45 days to respond with a business plan that demonstrates how the Company expects to return to compliance with the minimum public shareholders requirement within 180 days of receipt of the Notice. The Company anticipates that it will satisfy this listing requirement within such time period once it consummates an initial business combination.

The Company intends to submit a business plan to return to compliance with the minimum public shareholders requirement within the required timeframe. The Listings Qualifications Department (the “Department”) of Nasdaq will review the business plan. If the Department accepts the business plan, the Company’s securities will remain listed on Nasdaq and will be subject to quarterly monitoring for compliance with such plan. If the Department does not accept the business plan, the Company will be subject to suspension and delisting procedures.

The Company’s ordinary shares, warrants and units, which trade under the symbols “TLGY,” “TLGYW” and “TLGYU,” respectively, will continue to be listed and traded on Nasdaq during the cure period, subject to the Company’s compliance with Nasdaq’s other applicable continued listing standards.

Item 7.01. Regulation FD Disclosure.

On October 13, 2023, the Company issued a press release announcing receipt of the Notice. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein..

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Forward Looking Statements

This Current Report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Exchange Act that are not historical facts, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact included in this Current Report regarding TLGY and Verde’s financial position, business strategy and the plans and objectives of management for future operations, are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek” and variations and similar words and expressions are intended to identify such forward-looking statements.

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements, including the Company’s ability to submit a business plan to regain compliance satisfactory to Nasdaq; the Company’s ability to evidence that it has at least 400 total shareholders; and other risks and uncertainties set forth in the Company’s reports filed with the Securities and Exchange Commission. You should carefully consider the foregoing factors and the other risks and uncertainties described in TLGY’s final proxy statement/prospectus to be contained in the Form S-4 registration statement, including those under “Risk Factors” therein, TLGY’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, TLGY’s initial public offering prospectus filed with the SEC on December 3, 2021, and other documents filed by TLGY from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and TLGY and Verde assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither TLGY nor Verde gives any assurance that either TLGY or Verde will achieve its expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated October 13, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 13, 2023

TLGY ACQUISITION CORPORATION

By:	/s/ Jin-Goon Kim
Name:	Jin-Goon Kim
Title:	Chairman and Chief Executive Officer